UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2016

Manitowoc Foodservice, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2227 Welbilt Boulevard
New Port Richey, FL 34655
(Address of principal executive offices including zip code)

(727) 375-7010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 28, 2016, Manitowoc Foodservice, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Credit Agreement, dated as of March 3, 2016, among the Company, the subsidiary borrowers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Goldman Sachs Bank USA, as syndication agent, HSBC Bank USA, N.A., Citibank, N.A. and Coöperatieve Rabobank U.A., New York Branch, as co-documentation agents and J.P. Morgan Securities LLC, Goldman Sachs Bank USA, HSBC Securities (USA) Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners (the “Credit Agreement”).

The Amendment changed the definition of “Change in Control” so that it includes the following events: (a) the acquisition of ownership, directly or indirectly, by any person or group of interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding equity interests of the Company, (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by persons who were neither (i) nominated, appointed or approved by the board of directors of the Company nor (ii) appointed by directors so nominated, appointed or approved, (c) the acquisition of direct or indirect control of the Company by any person or group, or (d) a “Change of Control” as defined in the indenture for the Company’s 9.500% senior notes due 2024. The occurrence of a Change in Control constitutes an “Event of Default” under the Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)
Amendment No. 1 to Credit Agreement, dated September 28, 2016, among Manitowoc Foodservice, Inc., the subsidiary borrowers party thereto, JPMorgan Chase Bank, N.A., individually and as administrative agent and the other financial institutions party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MANITOWOC FOODSERVICE, INC.

Date: October 4, 2016	By:	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

MANITOWOC FOODSERVICE, INC.
EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
Dated as of September 28, 2016

Exhibit Number	Description

(10.1)
Amendment No. 1 to Credit Agreement, dated September 28, 2016, among Manitowoc Foodservice, Inc., the subsidiary borrowers party thereto, JPMorgan Chase Bank, N.A., individually and as administrative agent and the other financial institutions party thereto

4